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                                                                    EXHIBIT 10.2

                        GEORGIA-CAROLINA BANCSHARES, INC.
                             1997 STOCK OPTION PLAN

                                   1. PURPOSE

         The purpose of the Georgia-Carolina Bancshares, Inc. 1997 Stock Option Plan (the "Plan") is to encourage and enable eligible directors, officers and key employees of Georgia-Carolina Bancshares, Inc. (the "Company") and its Subsidiary to acquire proprietary interests in the Company, through the ownership of Common Stock of the Company. The Company believes that directors, officers and key employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as shareholders to participate in the Company's growth and earnings. The Plan also is designed to provide motivation for participating directors, officers and key employees to remain in the employ of and to give greater effort on behalf of the Company and its Subsidiary. It is the intention of the Company that the Plan provide for the award of incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, as well as the award of nonqualified stock options. Accordingly, the provisions of the Plan related to incentive stock options shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 422 of the Code.

                                 2. DEFINITIONS

         The following words or terms shall have the following meanings:

         (a) "Agreement" shall mean a stock option agreement between the Company and an Eligible Employee or Eligible Participant pursuant to the terms of this Plan.

         (b) "Board of Directors" shall mean the Board of Directors of the Company.

         (c) "Committee" shall mean the committee appointed by the Board of Directors for the purpose of administering the Plan, which committee shall at all times consist of two or more Non-Employee Directors.

         (d) "Company" shall mean Georgia-Carolina Bancshares, Inc., a corporation chartered under the laws of the State of Georgia.

         (e) "Eligible Employee(s)" shall mean key employees regularly employed by the Company or a Subsidiary (including officers, whether or not they are directors) as the Board of Directors or the Committee shall select from time to time.

         (f) "Eligible Participant(s)" shall mean an Eligible Employee, a Non-Employee Director or consultants or advisors who are not employees of the Company or a Subsidiary but who are providing actual services to the Company or a Subsidiary.


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         (g)      "Market Price" shall mean the fair market value of the
                  Company's Common Stock as determined by the Board of Directors or the Committee, acting in good faith, under any method consistent with the Code, or Treasury Regulations thereunder, which the Board of Directors or the Committee shall in its discretion select and apply at the time of the grant of the option concerned. Subject to the foregoing, the Board of Directors or the Committee, in fixing the market price, shall have full authority and discretion and be fully protected in doing so.

         (h) "Non-Employee Director(s)" means a member of the Board of Directors or a member of the board of directors of a Subsidiary, in each case, who is not a regular salaried employee of the Company or one of its Subsidiaries. As it relates to members of the Committee as such term is defined in this Section 2 and for the purpose of Section 9 of the Plan, "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended.

         (i) "Optionee" shall mean an Eligible Employee or Eligible Participant having a right to purchase Common Stock pursuant to the Plan.

         (j) "Option(s)" shall mean the right or rights granted to Eligible Employees or Eligible Participants to purchase Common Stock under the Plan.

         (k)      "Permanent and total disability" shall be as defined in
                  Section 22(e)(3) of the Code.

         (l) "Plan" shall mean this Georgia-Carolina Bancshares, Inc. 1997 Stock Option Plan.

         (m) "Shares," "Stock" or "Common Stock" shall mean shares of the $.001 par value common stock of the Company.

         (n) "Subsidiary" shall mean any state banking association, if the Company owns or controls, directly or indirectly, more than a majority of the voting stock of such corporation.

         (o) "Ten Percent Owner" shall mean an individual who, at the time an Option is granted, owns directly or indirectly (under the ownership attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary.

                                3. EFFECTIVE DATE

         The effective date of the Plan (the "Effective Date") shall be the date the Plan is adopted by the Board of Directors or the date the Plan is approved by the shareholders of the Company, whichever is earlier. The Plan must be approved by the affirmative vote of not less than a majority of the Shares entitled to vote at a meeting at which a quorum is present, which shareholder vote must be taken within twelve (12) months after the date the Plan is adopted by the Board of Directors. Such shareholder vote shall not alter the Effective Date of the Plan. In the event shareholder approval of the adoption of the Plan is not obtained within the aforesaid twelve (12) month period, then any Options granted in the intervening period shall be void.


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                           4. SHARES RESERVED FOR PLAN

         The Common Stock to be sold to Eligible Participants under the Plan may at the election of the Board of Directors be either treasury shares or Shares originally issued for such purpose. The maximum number of Shares which shall be reserved and made available for sale under the Plan shall be 100,000; provided, however, that such Shares shall be subject to the adjustments provided in
Section 8(h). Any Shares subject to an Option which for any reason expires or is terminated unexercised may again be subject to an Option under the Plan.

                          5. ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board of Directors or the Committee.

         Within the limitations described herein and except as otherwise provided in the Plan, the Board of Directors or the Committee shall administer the Plan, select the Eligible Participants to whom Options will be granted, determine the number of Shares to be optioned to each Eligible Participant and interpret, construe and implement the provisions of the Plan. The Board of Directors or the Committee shall also determine the price to be paid for the Shares upon exercise of each Option, the period within which each Option may be exercised, and the terms and conditions, consistent with the terms of the Plan, of each Option granted pursuant to the Plan. The Board of Directors and Committee members shall be reimbursed for out-of-pocket expenses reasonably incurred in the administration of the Plan.

         If the Plan is administered by the Board of Directors, a majority of the members of the Board of Directors shall constitute a quorum, and the act of a majority of the members of the Board of Directors present at any meeting at which a quorum is present, or acts approved in writing by all members of the Board of Directors shall be the acts of the Board of Directors. If the Plan is administered by the Committee, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee shall be the acts of the Committee.

                                 6. ELIGIBILITY

         Options granted pursuant to Section 8 shall be granted only to Eligible Employees. Options granted pursuant to Section 9 may be granted to Eligible Participants.

                             7. DURATION OF THE PLAN

         The Plan shall expire on the tenth anniversary of the Effective Date, but with respect to Options granted hereunder prior to such date, shall remain in effect until all Shares subject to or which may become subject to the Plan shall have been purchased pursuant to such Options; provided that Options under the Plan must be granted within ten (10) years from the Effective Date.


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                      8. QUALIFIED INCENTIVE STOCK OPTIONS

         It is intended that Options granted under this Section 8 shall be qualified incentive stock options under the provisions of Section 422 of the Code and the regulations thereunder or corresponding provisions of subsequent revenue laws and regulations in effect at the time such Options are granted. Such Options shall be evidenced by Agreements in such form and not inconsistent with this Plan as the Committee or the Board of Directors shall approve from time to time, which Agreements shall contain in substance the following terms and conditions:

         (a) Price. The purchase price for Shares purchased upon exercise will be equal to 100% of the Market Price on the day the Option is granted, as determined by the Board of Directors or the Committee; provided that the purchase price of Stock deliverable upon the exercise of a qualified incentive stock option granted to a Ten Percent Owner shall be not less than one hundred ten percent (110%) of the Market Price on the day the Option is granted, as determined by the Board of Directors or the Committee, but in no case less than the par value of such Stock.

         (b) Number of Shares. The Agreement shall specify the number of Shares which the Optionee may purchase under such Option.

         (c) Exercise of Options. The Shares subject to the Option may be purchased in whole or in part by the Optionee in accordance with the terms of the Agreement, from time to time after shareholder approval of the Plan, but in no event later than ten (10) years from the date of grant of the Option. Notwithstanding the foregoing, Shares subject to an Option granted to a Ten Percent Owner shall be exercisable no later than five (5) years from the date of grant of the Option.

         (d) Medium and Time of Payment. Stock purchased pursuant to an Agreement shall be paid for in full at the time of purchase. Payment of the purchase price shall be in cash. Upon receipt of payment, the Company shall, without transfer or issue tax, deliver to the Optionee (or other person entitled to exercise the Option) a certificate or certificates for such Shares.

         (e) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of the stock certificate to the Optionee for such Shares. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

         (f) Non-assignability of Option. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by him or her.

         (g) Effect of Termination of Employment or Death. In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or of a Subsidiary for any reason (including retirement) other than death or permanent and total disability, any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire 90 days from the date of such termination, but in no event after the term provided in the


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                  Optionee's Agreement. In the event that an Optionee ceases to be an employee of the Company or a Subsidiary for any reason (including retirement) other than death or permanent and total disability prior to the time that an Option or portion thereof becomes exercisable, such Option or portion thereof which is not then exercisable shall terminate and be null and void. Whether authorized leave of absence for military or government service shall constitute termination of employment for the purpose of this Plan shall be determined by the Board of Directors or the Committee, which determination shall be final and conclusive.

         In the event that an Optionee ceases to be an employee of the Company or a Subsidiary by reason of death or permanent and total disability, any Option or unexercised portion thereof which was otherwise exercisable on the date such Optionee ceased employment shall expire unless exercised within a period of one
(1) year from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's Agreement. In the event that an Optionee ceases to be an employee of the Company or a Subsidiary by reason of death or permanent and total disability, any Option or portion thereof which was not exercisable on the date such Optionee ceased employment shall become immediately exercisable for a period of one (1) year from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's Agreement.

         In the event of the death of an Optionee, the Option shall be exercisable by his or her personal representatives, heirs or legatees, as provided herein.

         (h) Recapitalization. In the event that dividends are payable in Common Stock of the Company or in the event there are splits, subdivisions or combinations of the Common Stock, the number of Shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number and Option exercise price of Shares deliverable upon the exercise thereafter of any Option theretofore granted shall be increased or decreased proportionately, as the case may be, as determined to be proper and appropriate by the Board of Directors or the Committee.

         (i) Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the Common Stock, provided only that the excess of the aggregate fair market value of the Shares subject to Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the Shares subject to Option immediately before such substitution over the purchase price thereof, or
                  (ii) upon written notice to the Optionee provide that the Option (including, in the discretion of the Board of Directors, any portion of such Option which is not then exercisable) must be exercised within sixty (60) days of the date of such notice or it will be terminated. If any adjustment under this Section 8(i) would create a fractional share of Stock or a right to acquire a fractional share, such shall be disregarded and the number of Shares available under the Plan and the number of Shares covered under any Options previously granted pursuant to the Plan shall be the


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                  next lower number of Shares, rounding all fractions downward.
                  An adjustment made under this Section 8(i) by the Board of Directors shall be conclusive and binding on all affected persons.

         Except as otherwise expressly provided in this Plan, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or prices of Common Stock subject to an Option.

         The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         (j) Annual Limitation. The aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which qualified incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Any excess over such amount shall be deemed to be related to and part of a nonqualified stock option granted pursuant to Section 9 of the Plan.

         (k) General Restriction. Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Alternatively, such Options shall be issued and exercisable only upon such terms and conditions and with such restrictions as shall be necessary or appropriate to effect exemption from such listing, registration, or other qualification requirement.

                          9. NONQUALIFIED STOCK OPTIONS

         (a) Within the limitations described in Section 9(b), the Board of Directors or the Committee may grant to Eligible Participants Options under the Plan which are not qualified incentive stock options under the provisions of Section 422 of the Code. Such nonqualified stock options shall be evidenced by Agreements in such form and not inconsistent with this Plan as the Board of Directors or the Committee shall approve from time to time, which Agreements shall contain in substance the same terms and conditions as set forth in Section 8 hereof with respect to qualified incentive stock options (except that, with respect to Options awarded to Non-Employee Directors, references to employment with the Company shall be deemed to mean service on the Board of Directors); provided, however, that the limitations set forth in Sections 8(a) and 8(c) with respect to Ten Percent Owners shall not be applicable to nonqualified stock options granted to any Ten Percent Owner, and the limitation set forth in Section 8(j) with respect to the annual limitation of


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                  incentive stock options shall not be applicable to
                  nonqualified stock option grants; provided further, that nonqualified stock options may be granted at a purchase price equal to not less than 75% of the Market Price on the day the Option is granted.

         (b) With respect to Non-Employee Directors then serving on the Committee, nonqualified stock options may be granted pursuant to Section 9(a) of the Plan to such Non-Employee Directors only upon authorization and approval by the Board of Directors or the shareholders of the Company; provided that, where the Board of Directors authorizes Option grants under this Section 9(b), the Non-Employee Director to receive such Options shall not participate in the Board of Director's authorization of such grant.

                            10. AMENDMENT OF THE PLAN

         The Plan may at any time or from time to time be terminated, modified or amended by the affirmative vote of not less than a majority of the shares present and voting thereon by the Company's shareholders at a meeting of the shareholders at which a quorum is present. The Board of Directors may at any time and from time to time modify or amend the Plan in any respect, except that without shareholder approval the Board of Directors may not (1) increase the maximum number of Shares for which Options may be granted under the Plan (other than increases due to changes in capitalization as referred to in Section 8(h) hereof), or (2) extend the maximum period during which Options may be granted or exercised, or (3) change the class of persons eligible for Options under the Plan, or (4) otherwise materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the written consent of an Optionee, affect his or her rights under an Option or right previously granted to him or her. With the written consent of the Optionee affected, the Board of Directors or the Committee may amend outstanding Agreements in a manner not inconsistent with the Plan. Without employee consent, the Board of Directors or the Committee may at any time and from time to time modify or amend outstanding Agreements in such respects as it shall deem necessary in order that incentive stock options granted hereunder shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time respecting qualified incentive stock options. The Board of Directors may also suspend the granting of Options pursuant to the Plan at any time and may terminate the Plan at any time; provided, however, no such suspension or termination shall modify or amend any Option granted before such suspension or termination unless (a) the affected participant consents in writing to such modification or amendment or
(b) there is a dissolution or liquidation of the Company.

                               11. BINDING EFFECT

         All decisions of the Board of Directors or the Committee involving the implementation, administration or operation of the Plan or any offering under the Plan shall be binding on the Company and on all persons eligible or who become eligible to participate in the Plan.

                            12. APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of Common Stock pursuant to Options exercised hereunder will be used for general working capital.


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